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                                                                    EXHIBIT 10.1

                                                                  EXECUTION COPY

              AMENDMENT NO. 3 TO FINANCING AND SECURITY AGREEMENT

THIS AMENDMENT NO. 3 TO FINANCING AGREEMENT AND SECURITY AGREEMENT (this "Amendment") is made and entered into as of the 31st day of March, 2004, by and among THE CIT GROUP/BUSINESS CREDIT, INC., a New York corporation ("CIT"), CIT as agent for the Lenders (the "Agent"), LASALLE BUSINESS CREDIT, LLC, an Illinois limited liability company ("LaSalle") and any other party which now or hereafter becomes a lender hereunder (collectively with CIT and LaSalle, the "Lenders"), NEWPORT STEEL CORPORATION, a Kentucky corporation ("Newport" and individually, a "Company"), and KOPPEL STEEL CORPORATION, a Pennsylvania corporation ("Koppel", and individually a "Company" and collectively Newport and Koppel, the "Companies").

                                    RECITALS

         A. The Companies are the borrowers under that certain Financing and Security Agreement dated as of March 29, 2002, as amended by Amendment No. 1 to Financing and Security Agreement dated as of May 19, 2003 and Amendment No. 2 to Financing and Security Agreement dated as of December 29, 2003 (as amended, the "Financing Agreement"), among the Lenders, the Agent, and the Companies.

         B. Pursuant to Section 13 of the Financing Agreement, CIT, as Lender, has agreed to sell and assign to LaSalle, and LaSalle has agreed to purchase and assume, forty percent (40%) of CIT's rights and obligations under the Financing Agreement.

         C. Concurrently with the syndication to LaSalle referenced in paragraph "B" above, the Companies, the Agent and Lenders desire to amend the Financing Agreement in the manner set forth below.

         NOW, THEREFORE, in consideration of the foregoing Recitals, the representations, warranties, covenants and agreements set forth in this Amendment and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Companies, the Agent and the Lenders hereby agree as follows:

         1. INCORPORATION BY REFERENCE.

         (a) The foregoing Recitals are incorporated into this Amendment by reference as if set forth in full in the body of this Amendment.

         (b) Capitalized terms used in this Amendment and not expressly defined herein shall have the meanings given to such terms in the Financing Agreement.

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         2. AMENDMENTS TO FINANCING AGREEMENT. Effective upon complete satisfaction of the conditions set forth in Section 3 below:

         2.1 The definition of "Documentation Fee" set forth in Section 1 is amended by deleting the parenthetical therein and inserting in its place the parenthetical "(and standard fees of Agent's in-house counsel or reasonable fees and expenses of outside counsel hired by Agent)".

         2.2 The definition of "Out-of Pocket Expenses" set forth in Section 1 is amended and restated in its entirety to read as follows:

             "OUT-OF POCKET EXPENSES shall mean all of the Agent's (and the Lenders upon the occurrence of an Event of Default which is not waived by the Required Lenders) present and future expenses incurred relative to this Financing Agreement or any other Loan Documents, whether incurred heretofore or hereafter, which expenses shall include, without being limited to: the cost of record searches, all costs and expenses incurred by the Agent in opening bank accounts, depositing checks, receiving and transferring funds, and wire transfer charges, any charges imposed on the Agent due to returned items and "insufficient funds" of deposited checks and the Agent's standard fees relating thereto, any amounts paid by, incurred by or charged to, the Agent and/or the Lenders by the Issuing Bank under a Letter of Credit Guaranty or a Company's reimbursement agreement, application for Letters of Credit or other like document which pertain either directly or indirectly to such Letters of Credit, and the Agent's standard fees relating to the Letters of Credit and any drafts thereunder, travel, lodging and similar expenses of the Agent's personnel in connection with inspecting and monitoring the Collateral from time to time hereunder, any applicable counsel fees and disbursements, fees and taxes relative to the filing of financing statements, all expenses, costs and fees set forth in Paragraph 10.3 of Section 10 of this Financing Agreement, all fees and disbursements (including, without limitation, all reasonable fees and disbursements of in-house and outside counsel to Agent) incurred as a result of a workout, restructuring, reorganization, liquidation, insolvency proceeding and in any appeals arising therefrom whether incurred before, during or after the termination of this Financing Agreement or the commencement of any case with respect to any of the Companies or Guarantors under the United States Bankruptcy Code or any similar statute; and title insurance premiums, real estate survey costs, note taxes, intangible taxes and mortgage or recording taxes and fees ."

         2.3 The definition of "Inventory Loan Cap" set forth in Section 1 is amended and restated in its entirety to read as follows:

             "INVENTORY LOAN CAP shall mean the amount of $35,000,000."

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         2.4 The definition of "Revolving Line of Credit" set forth in Section 1 is amended by deleting the reference to the monetary amount of $45,000,000 set forth in the last line, and inserting in its place the monetary amount of "$50,000,000".

         2.5 The last sentence of Section 7.3 of the Financing Agreement is amended and restated in its entirety as follows:

             "In addition to the foregoing, Agent may require the Companies to obtain and deliver to Agent (or Agent may obtain, at the Companies' expense) (i) one Inventory appraisal report and /or one Equipment appraisal report during any calendar year so long as excess Availability hereunder (excluding from the calculation of excess Availability any and all Availability Reserves required under this Financing Agreement) is $10,000,000 or more during such calendar year, and (ii) two Inventory appraisal reports and/or two Equipment appraisal reports during any calendar year in the event that excess Availability hereunder (excluding from the calculation of excess Availability any and all Availability Reserves required under this Financing Agreement) is less than $10,000,000 at any time during such calendar year; all such reports in form and substance and from appraisers satisfactory to Agent; provided however, that after the occurrence and during the continuance of a Default or if an Event of Default exists hereunder, there shall be no limit on the number of appraisal reports that Agent may obtain at the Companies' expense as aforesaid."

         2.6 Section 8.9(A) of the Financing Agreement shall be amended by adding the following sentence to the end of Section 8.9(A).

             "Such line usage fee shall be payable to the Agent for the ratable benefit of the Lenders"

         3. CONDITIONS. The terms of Section 2 above shall become effective only when each of the following conditions have been completely satisfied as determined by Agent in its sole and absolute discretion:

         3.1 DOCUMENTS. Agent shall have received each of the following agreements, instruments and other documents, in each case in form and substance acceptable to Agent in its sole discretion:

         (a) This Amendment duly executed and delivered by the Companies, the Guarantors and the Lenders;

         (b) The Assignment and Transfer Agreement (the "Assignment and Transfer Agreement") duly executed by LaSalle;

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         (c) Revolving Credit Notes dated as of the date hereof (the "Notes")
for each of LaSalle and CIT and cancellation of the existing Amended and Restated Revolving Credit Note;

         (d) Certified resolutions of the Board of Directors of each of the Companies and the Guarantors; and

         (e) Such other documents, instruments, agreements, opinions, certificates and other items as Agent may reasonably request.

         3.2 REPRESENTATIONS AND WARRANTIES; NO DEFAULT. As of the date of this Amendment, the representations and warranties contained herein and in the Financing Agreement shall be true and complete in all material respects (both immediately before and after giving effect to consummation of the transactions contemplated hereby), and no Default or Event of Default thereunder shall exist.

         4.  REPRESENTATIONS, WARRANTIES AND AGREEMENTS OF THE COMPANIES.

         4.1 In order to induce the Agent and the Lenders to enter into this Amendment, the Companies (where appropriate) jointly and severally represent and warrant to the Agent and the Lenders that: (a) each of the Companies has full power, authority and legal right to execute, deliver and perform this Amendment, and the execution, delivery and performance hereof and thereof have been duly authorized by all necessary organizational action; (b) this Amendment has been duly executed and delivered by each of the Companies and constitutes the legal, valid and binding obligation of each of the Companies, enforceable in accordance with its terms; (c) the execution and delivery of this Amendment by the Companies does not violate any term, provision or condition of, or constitute a default under, any loan agreement, mortgage, deed of trust, note, security agreement, pledge agreement, lease or indenture to which any of the Companies is a party or by which any of the Companies' assets are bound.

         4.2 In addition to the representations and warranties set forth above, the Companies jointly and severally reaffirm and remake all representations and warranties made by the Companies in the Financing Agreement, effective as of the date of this Amendment, and the Companies hereby confirm that, as of the date hereof, (a) they have no offsets, counterclaims or defenses to the payment of the Obligations and (b) the Lenders and the Agent have fully performed their respective obligations under the Financing Agreement and the other Loan Documents.

         4.3 In consideration of the agreement of LaSalle to become a Lender under the Financing Agreement, the Companies agree to pay to Agent for the benefit of LaSalle a syndication fee of $100,000.00. The Agent may charge this syndication fee to the Revolving Loan Account upon the execution of this Amendment and the Assignment and Transfer Agreement.

         5. REFERENCE TO AND EFFECT OF AMENDMENT; RESERVATION OF THE AGENTS' AND THE LENDERS' RIGHTS.

         5.1 Upon the effectiveness of this Amendment, (i) each reference in the Financing Agreement to "this Financing Agreement," "hereunder," "hereof," "herein," "hereby" or words of

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like import, shall mean and be a reference to the Financing Agreement as amended hereby, (ii) each reference to the Financing Agreement in the Promissory Notes and in any other document, instrument or agreement executed and/or delivered by the Companies in connection with the Financing Agreement shall mean and be a reference to the Financing Agreement, as amended hereby, and (iii) each reference to the Promissory Notes, Guaranties, Security Agreements, and any other document, instrument or agreement executed and/or delivered by the Companies or Guarantors in connection with this Amendment shall mean and be a reference to such Promissory Notes, Guaranties, Security Agreements or any such other document, instrument or agreement, as amended in connection with this Amendment.

         5.2 This Amendment is not, and shall not be construed as, a novation, consent, waiver, release or modification with respect to any of the terms, provisions, conditions, representations, warranties, covenants, rights, powers or remedies set forth in the Financing Agreement or any of the other Loan Documents, except for the specific instance and purpose for which it is granted as expressly specified herein. Agent's or any Lender's failure, at any time or times hereafter, to require strict performance by the Companies of any provision or term of this Amendment shall not waive, affect or diminish any right of Agent or any Lender thereafter to demand strict compliance and performance herewith. None of the undertakings, agreements, warranties, covenants and representations of the Companies contained in this Amendment shall be deemed to have been suspended or waived by Agent or any Lender unless such suspension or waiver is
(a) in writing and signed by Agent on behalf of the Lenders and (b) delivered to the Companies, notwithstanding any prior practice or course of dealing, or any waiver, forbearance or other similar agreement or understanding, whether any of the foregoing were or are oral or written, by or between the parties hereto.

         5.3 Except as expressly modified by this Amendment, all of the terms and provisions of the Financing Agreement are and shall remain in full force and effect, and shall apply with such force and effect to this Amendment, and the Agent and the Lenders hereby expressly reserve all rights, remedies, powers and privileges contained in the Financing Agreement and in any other document executed and/or delivered by the Companies pursuant thereto.

         6. AFFIRMATION OF GUARANTEES. Each of NS Group, Inc., Erlanger Tubular Corporation and Northern Kentucky Management, Inc. (i) consents to and approves the execution an delivery of this Amendment by the parties hereto, (ii) agrees that this Amendment does not and shall not limit or diminish in any manner the obligations of the Guarantors under their respective Guaranties, or under any of the other documents executed and/or delivered by any of the Guarantors in connection therewith, and agrees that such obligations of the Guarantors would not be limited or diminished in any manner even if the Guarantors had not executed this Amendment, (iii) agrees that this Amendment shall not be construed as requiring the consent of the Guarantors in any other circumstance, (iv) reaffirms its obligations under its respective Guaranty and such other related documents, and (v) agrees that the Guaranty and such other related documents remain in full force and effect and are each hereby ratified and confirmed.

         7. NO NOVATION. The parties agree and acknowledge that the unpaid balance of the indebtedness hitherto evidenced by that certain Amended and Restated Revolving Credit Note dated

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as of June 20, 2003, made by the Companies to the order of CIT in the principal amount of $45,000,000 (the "Original Note"), and evidencing the Obligations under the Financing Agreement, remains outstanding as of the date hereof and shall continue to be secured pursuant to the terms of the Financing Agreement. To the extent that the aggregate principal balance of the Notes include the indebtedness hitherto evidenced by the Original Note, the Notes (i) merely re-evidence the indebtedness hitherto evidenced by the Original Note, (ii) are given in substitution for, and not as payment of, the Original Note and (iii) are in no way intended to constitute a novation of the Original Note or any prior promissory note.

         8. NOTICES. For purposes of Section 12.6(C) of the Financing Agreement, LaSalle's address for notices shall be: LaSalle Business Credit, LLC, 135 South LaSalle Street, Suite 425, Chicago, IL 60603, Attention: Thomas Brennan.

         9. GOVERNING LAW. THE VALIDITY, INTERPRETATION AND ENFORCEMENT OF THIS AMENDMENT SHALL BE GOVERNED BY THE LAWS AND DECISIONS OF THE STATE OF ILLINOIS WHICH ARE APPLICABLE TO CONTRACTS THAT ARE NEGOTIATED, EXECUTED, DELIVERED AND PERFORMED SOLELY IN THE STATE OF ILLINOIS.

         10. EXECUTION IN COUNTERPARTS. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument.

                            [SIGNATURE PAGE FOLLOWS]

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    [Signature page to Amendment No. 3 to Financing and Security Agreement]

COMPANIES:

NEWPORT STEEL CORPORATION, a               KOPPEL STEEL CORPORATION, a
Kentucky corporation                       Pennsylvania corporation

/S/:   Thomas J. Depenbrock                /S/:   Thomas J. Depenbrock
       ----------------------------               ------------------------
Name:  Thomas J. Depenbrock                Name:  Thomas J. Depenbrock
Title: Vice President & Treasurer          Title: Vice President & Treasurer

AGENT AND LENDERS:

THE CIT GROUP/BUSINESS CREDIT,             LASALLE BUSINESS CREDIT, LLC,
 INC., as Agent and a Lender               an Illinois limited liability company

/S/:   Glenn P. Bartley                    /S/:   Thomas J. Brennan
       ----------------------------               -------------------------
Name:  Glenn P. Bartley                    Name:  Thomas J. Brennan
Title: Vice President                      Title: Vice President

GUARANTORS

NORTHERN KENTUCKY                          ERLANGER TUBULAR
MANAGEMENT, INC., a Kentucky               CORPORATION,
corporation                                an Oklahoma corporation

/S/:   Thomas J. Depenbrock                /S/:   Thomas J. Depenbrock
       ----------------------------               ------------------------
Name:  Thomas J. Depenbrock                Name:  Thomas J. Depenbrock
Title: Vice President & Treasurer          Title: Vice President & Treasurer

NS GROUP, INC., a Kentucky corporation

/S/:   Thomas J. Depenbrock
       ----------------------------
Name:  Thomas J. Depenbrock
Title: Vice President & Treasurer

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